UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):

May 8, 2018

ENOVA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35503	45-3190813
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

175 West Jackson Boulevard

Chicago, Illinois 60604

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 568-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Enova International, Inc. (“Enova” or the “Company”) was held on May 8, 2018.  There were 33,860,388 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, of which 31,587,071 shares were present in person or by proxy. The stockholders elected all eight of the director nominees; approved, on an advisory basis, the Company’s named executive officers’ compensation; ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the Company’s 2018 fiscal year; and approved the Enova International, Inc. Second Amended and Restated 2014 Long-Term Incentive Plan (“Second Amended and Restated 2014 LTIP”).

The following is a summary of the voting results for the matters voted upon by the stockholders:

Proposal No. 1 - Election of eight members of the Company’s Board of Directors for a one-year term to expire at the 2019 Annual Meeting of Stockholders

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
Ellen Carnahan	17,253,631	2,222,087	3,200,351
Daniel R. Feehan	15,631,080	4,406,879	3,200,351
David A. Fisher	26,600,063	1,338,434	3,200,351
William M. Goodyear	17,228,244	2,247,373	3,200,351
James A. Gray	17,223,642	2,251,941	3,200,351
Gregg A. Kaplan	15,418,816	4,057,077	3,200,351
Mark P. McGowan	18,508,890	963,937	3,200,351
Mark A. Tebbe	16,726,028	2,773,144	3,200,351

Proposal No. 2 - Advisory vote to approve the compensation paid to the Company’s named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,933,737	1,443,434	9,549	3,200,351

Proposal No. 3 - Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for fiscal year 2018

Votes For	Votes Against	Abstentions
31,543,868	39,118	4,085

Proposal No. 4 - Vote to approve the Second Amended and Restated 2014 LTIP

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,895,943	5,481,693	9,084	3,200,351

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)Exhibits

The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit No.	Description
10.1

Enova International, Inc. Second Amended and Restated 2014 LTIP (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-35503) filed March 29, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOVA INTERNATIONAL, INC.

Date: May 14, 2018	By:	/s/ Lisa M. Young
Lisa M. Young
General Counsel & Secretary